UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

no change
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Earnings Release

On August 14, 2019, Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) (the "Company") issued a press release announcing earnings and other financial results for the quarter ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

Item 7.01. Regulation FD Disclosure

The Company has prepared presentation materials (the “Investor Presentation”) that management intends to use during its previously announced Second Quarter 2019 Conference call on Thursday, August 15, 2019 at 10:00 am Eastern Time, and from time to time thereafter in presentations about the Company’s operations and performance. The Company may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company's website at http://www.diversifiedrestaurantholdings.com/investors/events-and-presentations/default.aspx. Materials on the Company's website are not part of or incorporated by reference into this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.     Description

99.1 Press Release of Diversified Restaurant Holdings, Inc. reporting financial results and earnings for the quarter ended June 30, 2019

99.2 Diversified Restaurant Holdings, Inc. Investor Presentation dated August 15, 2019

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	August 14, 2019	By:	/s/ Toni Werner
		Name:	Toni Werner
		Title:	Acting Chief Financial Officer (Principal Financial and Accounting Officer)